Wellgistics Health™

Redefining prescription access across America

Investor Presentation **September 2025**

A vertically integrated, operator-run platform combining scale and technology to replace legacy middlemen with direct, transparent access to prescriptions.



Rx

wellgisticshealth.com

INVESTOR DECK — **CONFIDENTIAL**

Today's Pharmaceutical Landscape

The Problem :

An outdated, bloated system—**ripe for disruption.**

95%

$600B+ U.S. drug market — but top six PBMs control over 95%, extract hidden fees, and block competition.[1]

32%

32% of prescriptions are never filled due to delays, denials, or cost barriers.[2]

Independent pharmacies are closing at 1,000+ per year—suffocated by spread pricing and clawbacks.[3]

Drug manufacturers pay to play but have zero control over how or where their drugs are dispensed.[4]

$330B+ in annual rebates are siphoned by PBMs—never passed to payers or patients.[5]



SOURCES:

1. FTC, Ruters, WSJ
2. NCPA, Drug Topics
3. NCPA, Drug Topics
4. Oversight committee, Santa Clara U, Mercer
5. Commonwealth Fund, Nevada Current, Drug Channels

Wellgistics Health™

Patients have had **enough**

82% of adults believe the cost of prescription drugs is unreasonable



1 in 3 adults skip treatments because their drugs cost too much



Sources: KFF; SIA Group

Wellgistics Health™

The market is **broken**

99% of employers believe drug prices are the biggest threat to healthcare affordability.[1]



Pharmaceutical costs spiraling out of control **+15% per annum**[2]



SOURCES:

1. Fierce Healthcare, National Alliance Health
2. HHS, Investopedia

Wellgistics Health™

PROBLEM

The Broken Pharmaceutical Drug Supply Chain

MARKET CHOKE POINT



Manufacturers

Value lost in PBM rebates, excessive distributor fees, lack of patient connection.



Pharmacies

Independents squeezed by PBMs through spread pricing and steering, margins collapsing.



Patients

Lack of coverage, prior authorizations, higher out-of-pocket costs, delays, and poor adherence.



Employers

Pharmacy spend rising 8–10% annually, trapped in opaque PBM contracts.

Landmark support for PBM reform at **Federal & State level**

Current administration has clearly expressed its support for:

- Lowering the cost of prescription drugs
- Fair, transparent & open markets
- Patient costs transparency
- Open competition
- Health equity with patient access


The WHITE HOUSE
FACT SHEETS
Fact Sheet: President Donald J. Trump Announces Actions to Make Healthcare Prices Transparent
The White House
February 25, 2025
EMPOWERING PATIENTS THROUGH RADICAL PRICE TRANSPARENCY: Today, President Donald J. Trump signed an Executive Order to empower patients with clear, accurate, and actionable healthcare pricing information.
FACT SHEETS
Trump Announces Actions to Lower Prescription Drug Prices
The White House
April 15, 2025
LOWERING PRESCRIPTION DRUG PRICES: Today, President Donald J. Trump signed an Executive Order to expand on the historic efforts of his first term to lower prescription drug prices.

Wellgistics Health's commitment to faster, more affordable, and more transparent prescription care **aligns directly with the administration's policy goals**

Sources: White House, USNews

Wellgistics Health™

MARKET

Market Opportunity Overview


TAM
SAM
SOM

TAM – TOTAL ADDRESSABLE MARKET

$600B

U.S. Prescription Drug Market (2024)*

SAM – SERVICEABLE ADDRESSABLE MARKET

$300+B

Employer Prescription Drug Spending*

SOM – SERVICEABLE OBTAINABLE MARKET

~19,000

Independent Pharmacies Serving ~100 Million Americans*

PBM reform creating tailwinds for alternatives.

***Source:** IQVIA, 2024

***Source:** Kaiser Family Foundation Employer Health Benefits Survey

***Source:** National Community Pharmacists Association 2024 data

Wellgistics Health™

Our Three Verticals

THIS ECOSYSTEM HAS THREE COMPONENTS:

Wellgistics Distribution™

Distribution Arm

Comprised of a licensed wholesale facility that buys direct from over 200 pharma manufacturers and supplies inventory to more than 6,500 pharmacies nationwide across all 50 states.

Wellgistics Pharmacy™

Pharmacy & Partner Network

Delivers insurance and cash-pay options, DTC programs, and data capture through in-house and partner pharmacies.

Wellgistics Tech & Hub™

Tech & Hub Division

Prescription routing technology, full concierge services, managed care programs, patient access such as eligibility, benefits verification, prior authorizations, denials, and ongoing adherence and support services.

Together, these resources permit Wellgistics to streamline the entire prescription journey —**making it faster and cheaper, and infused with human care at the local level.**

Wellgistics Health™

About **Us**

Founder-led (2017-2024):
Brian Norton established Wellgistics to empower independent pharmacies

2024 Integration:
Merged into Wellgistics Health and completed key acquisitions: Community Specialty Pharmacy, Hub services via WoodSage, Tech platforms DelivMeds & Einstein

IPO on NASDAQ:
Listed under ticker WGRX on February 21, 2025

Proven scale:
$600M+ in drug sales lifetime, operating nationwide with a propietary tech stack

Fully integrated ecosystem:
Manufacturer > distribution > hub services > pharmacy > patient

Mission-driven growth:
Streamlining access, reducing drug costs, and bypassing traditional middlemen

SOLUTION

The WGRX Ecosystem

Direct-to-Patient Rail:

Cuts out PBM middlemen.

Empowered Independents:

New revenue + fulfillment power.

Transparent Pricing:

Real-time cost visibility for employers.

Better Outcomes:

Faster fills, lower costs, higher adherence.



MANUFACTURER
MAKER
PROVIDER
HUBRX AI
WGRX HUB
EINSTEIN RX
PHARMACY
PATIENT
TAKER

Wellgistics Health™

How It Works

1

PARTNER NETWORK

We partner with:

- Employer Groups, Transparent PBMs, Insurance Carriers & Plan Sponsors → To launch targeted drug pricing programs for chronic and high-cost conditions

2

RX ROUTING TECH

Our technology and hub services coordinate prescription flow:

- From healthcare providers
- Into our internal systems for validation, data capture, and routing → Enables faster turnaround and better prescription outcomes

3

PATIENT FULFILLMENT OPTIONS

We identify the best fulfillment path for each patient:

- 49 State Licenses for In-House Pharmacy (non-commercial/cash pay)

4

DISTRIBUTION FACILITY

Our 40,000 sq. ft. licensed distribution center:

- Intakes drugs directly from manufacturers
- Operates under compliance in all 50 states → Enables national scale and inventory control
- NABP Accredited Distributor + 3PL + Cold-chain

5

MANUFACTURER DIRECT STRATEGY

We work directly with drug makers to:

- Negotiate lower prices
- Enable cash-pay programs
- Integrate real-time data and patient management services → Bypasses middlemen and drives cost savings & speed

TECHNOLOGY (UNDERLYING MAGIC)

The Rails of Modern Prescription Delivery

HubRx AI
AI-POWERED HUB SERVICES ENGINE

Optimizes digital flow through AI automation

Wellgistics Hub
FIRST-IN-CLASS ROUTING INFRASTRUCTURE

Route any drug, from any source, to any patient

Einstein Rx
AI PRESCRIPTION UNDERWRITING TOOL

Scrubs/qualifies diagnoses, ensures compliance, matches to correct medication program

Pharmacy/Patient

Wellgistics Health™

WELLGISTICS AI:

Leveraging AI to make our process faster, simpler and easier

- Launched in 2025
- HubRx AI integrated with our existing tech stack

IMPROVE PATIENT ACCESS WITH KEY COMPONENTS:

- AI Consent
- AI Enrollment
- AI Benefit Verification
- AI Prior Authorization
- AI Copay Assistance
- AI Customer Service
- AI Sales



BUSINES MODEL

Multiple Revenue Streams



DISTRIBUTION CENTER:

Sales of Rx Products to Pharmacies

PHARMACY CENTER:

DTP, Fulfillment Models, White Label, Cash Pay, Telemedicine

MODEL:

High-Volume Distribution + Recurring SaaS = Scalable Revenue, Low Dilution Growth

HUB SERVICES:

Fees for Services (benefit management, prior authorizations, patient support, etc.)

TECHNOLOGY:

SaaS Fees, Rx Routing, Data Fees, Subscription Models for AI Services

Why We Win

PBMs/Big 3:	WGRX
Opaque rebates	Transparent
Spread pricing	AI-driven
Misaligned incentives	Vertically integrated
	Aligned with all stakeholders

DIFFERENTIATORS:

- Proprietary routing (Wellgistics Hub)
- HubRx AI
- AI underwriting (Einstein Rx)
- DSCSA-ready serialization via RxERP
- Employer CAA/ERISA compliance baked in
- Multi-State Licensed Pharmacy
- Integrated Claims Adjudication
- Data Advantage (routing + adjudication generates proprietary insights)

TRACTION

Proven Growth
& Strategic Wins:

2025 Half Year Growth



6,500+
Total Pharmacies engaged

200+
Manufacturers to date

12,500+
Total Products/NDC's

631
Pharmacies added in Q1 & Q2

$18.65M
2025 Q1 + Q2 Pro Forma Revenue

2
Full Stack Tech Platforms:
EINSTEIN RX + HUBRX AI

Future **Growth Plans**

Expand our **vertically integrated** pharmacy and distribution network

Accelerate direct-to-patient (DTP) programs with manufacturer partnerships to deliver lower-cost, higher-access prescriptions

Grow employer carve-out solutions to **increase transparency and affordability** in prescription benefits



Deploy Wellgistics Hub's AI-powered technologies like HubRx AI and Einstein Rx at national scale

Drive strategic partnerships with manufacturers, employer groups, and healthcare organizations

Wellgistics Health™

Expert Leaders in Growth Execution



Brian Norton

CEO

Entrepreneur and healthcare founder with 20+ years of experience in healthcare distribution, technology, venture capital, and M&A



Tony Madsen

COO

Managing Partner of Healthtech investor Nomad Capital, with focus on first-mile of drug distribution (wholesale, distribution network & supply chain)



Mark DiSiena

CPA, Attorney, MBA

CFO

Advisor and CFO for publicly-listed companies with prior roles at Oracle, LVMH and PWC; CA CPA and retired attorney



Srini Kalla

CIO

Former senior IT executive at OptumRx and Elevance Health, with a focus on Pharmacy and PBM healthcare technology, leading major technology initiatives and M&A activities



Dr. Shafaat Pirani

PharmD, BCGP

CCO

Previously Chief Clinical & Regulatory Compliance Officer, Bonum and TRxADE Health; formerly EVP DelivMeds and Director Ops for an independent mail-order facility



Shelley Bailey

CSO

Former co-owner and CEO of Central Drugs Specialty Pharmacy, founder of Famlee Health, and Chair of Oregon Prescription Drug Affordability Board



Jason Lang

PharmD

PRESIDENT OF DISTRIBUTION

Serial entrepreneur with multiple 7-figure exits, founded multiple pharmacies; prior role in Pharmacy Management with Walgreens

Wellgistics Health™

Maker → Taker
Direct-to-Patient, By Design

- WRGX is a vertically integrated, AI-powered PBM alternative
- Positioned at the nexus of distribution, AI tech, and employer carve-outs
- Clear pathway to scale with transparent, end-to-end prescription rails



Strategic capital partners to accelerate growth

Learn More

PROVEN TRACTION:

6,500+	200+	12,500+
PHARMACIES	MANUFACTURERS	PRODUCTS/NDCS

Wellgistics Health™

Legal Disclaimer

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect current views of the Company with respect to, among other things, operations and financial performance. Forward-looking statements may be identified by the use of words such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "seek," "foreseeable" and similar terms and phrases in this presentation. Forward-looking statements contained in this presentation are based on the management's current expectations and are subject to changes in circumstances and other risks and uncertainties. The Company cannot assure you that future developments affecting the Company will be those that the Company has anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of the Company. Any forward-looking statement made by the Company in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forwardlooking statements. Forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions the Company may make. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, exceptas may be required by any applicable securities laws.

Legal Disclaimer

Notice to Investors

The information set forth in this presentation has been prepared for informational purposes and does not constitute any offer to sell or the solicitation of an offer to buy any of the Company's securities, nor will there be any sales of the Company's securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, or until a binding commitment to enter into a definitive agreement has been made. The Company expressly disclaims all liability relating to the use of this presentation. In addition, the information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate. The delivery of this presentation and the information contained herein shall not create any liability or obligation whatsoever for the Company. No representations or warranties are made by the Company or any of the Company's affiliates as to the accuracy or completeness of any statements contained in this presentation or any additional materials. This presentation should not be considered as a recommendation by the Company or any of the Company's agents to acquire any securities or to enter into any transaction. This presentation shall neither be deemed an indication of the state of affairs of the Company's business nor constitute an indication that there has been no change in the Company's business affairs since the date hereof or since the dates as of which information is given in this presentation. In furnishing this presentation, the Company undertakes no obligation to provide the recipient with access to any additional evaluation materials or to update the information contained herein.

Industry and Market Data

In this presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. However, the Company has not independently verified the accuracy or completeness of any such third-party information. The recipient is cautioned not to give undue weight to such industry and market data.

Trademarks, Trade Names and Service Marks

This presentation includes trademarks, trade names and service marks that the Company either owns or licenses, which are protected under applicable intellectual property laws. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, rights or the right of the applicable licensor to these trademarks, trade names and service marks. This presentation may also contain trademarks, trade names and service marks of other parties, and the Company does not intend its use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the Company by, these other parties.

Appendix

Wellgistics Health™

Board of Directors





Suren Ajjarapu

Chairman

- Founder, Chairman, and CEO of TRxADE Health, Inc.
- Entrepreneur with leadership in Pharmaceuticals, Biofuels and Information Technology sectors

Education: MS in Environmental Engineering and an MBA specializing in International Finance and Management, and the Venture Capital and Private Equity program at Harvard University



Don Anderson

Board Member

- Previously the President & CEO of Independent Pharmacy Cooperative (IPC) from 2009-2022, Board Member of the Federation of Pharmacy Networks and Choice Rx Solutions
- Mergers and acquisitions, business operations, sales, and marketing

Education: Bachelor of Science in Business, Master of Business Administration from Chadwick University



Michael Peterson

Board Member

- Former investment banker with 15 years at Goldman Sachs & Co. and Merrill Lynch
- Founder & CEO, Lafayette Energy; Former interim CEO of Trio Energy (NYSE: TPET), and founded PEDEVCO (NYSE: PED)

Education: MBA, Finance and BS, Statistics & Computer Science from Bringham Young University



Rebecca Shanahan

Board Member

- Board of Directors of the National Association of Specialty Pharmacies, Proxsys, Hatch and TruDataRx
- Built and led specialty and compounding pharmacies: Priority Healthcare, Aetna Specialty Pharmacy, Oncology Therapeutics Network, Oncology Plus, Shoppers Drug Mart and Avella Specialty Pharmacy

Education: Indiana University School of Law

Unified Tech Platform

Our **fully-integrated ecosystem** connects every touchpoint, enabling:

- Seamless Pharmacy Operations
- Direct Manufacturer Fulfillment
- Full Patient Savings Transparency
- Better Patient Access


Hub Services
Einstein Rx
Wellgistics Health™
HubRx AI
Rx Routing

Monetization across the entire Value Chain


HubRx AI
Pharmacy Wholesaling
Proprietary Technology
Network Pharmacy Model
Employer Subscription Model
Einstein Rx

Proprietary platform allows us to uncover opportunities using pharmacy KPIs & point-of-sale data.

Pioneering the Path for Blockchain in Pharmacy

BRIEF OVERVIEW OF XRP

XRP is a real-time digital asset designed for fast, secure, low-cost global payments. Unlike Bitcoin or Ethereum, XRP was purpose-built for enterprise financial transactions—settling in seconds with near-zero fees.

WELLGISTICS HEALTH'S PURPOSE

Wellgistics Health's goal is to pioneer the integration of XRP infrastructure into healthcare, beginning with its pharmacy network and expanding toward manufacturers and employer partners. The objective is to help eliminate traditional banking delays, improve cash flow, and support real-time settlement across the ecosystem.



Wellgistics Health
7 Ways
XRP Can Be the Future of Healthcare Payments
How Blockchain Technology Could Cure a Sick Payment System

36-Month Rollout Vision for XRP Integration

PHASE 1: (0–3 months)
Development and Beta of XRP payment acceptance from pharmacies

PHASE 2: (3–6 months)
Development of an XRP-based settlement layer

PHASE 3: (6–12 months)
Pursuit of XRP-powered smart contracts

PHASE 4: (12–18 months)
Exploring patient-facing use cases and employer/plan integration

PHASE 5: (18–36 months)
Working toward national network standardization

Wellgistics Distribution™

CORE VERTICAL SERVICES:

Distribution



- 40,000 sq ft licensed wholesale facility in full FDA, NABP & DSCSA compliance
- Direct purchase from 200+ manufacturers—brand & generic
- Licensed to operate in all 50 states
- Direct-to-pharmacy & direct-to-patient delivery capability
- Serialized ERP technology for end-to-end drug tracking - Rapid fulfillment with just-in-time inventory controls



Wellgistics Pharmacy™

CORE VERTICAL SERVICES:

Pharmacy & Network



Full In-house Dispensing Pharmacy in 49 states

DTP delivery + tracking

6,500+ Pharmacy Partners nationwide

Specialized programs for diabetes, sleep apnea, fertility, and more

Custom packaging & white-label fulfillment programs


PHARMACY

Wellgistics Tech & Hub™

CORE VERTICAL SERVICES:

Tech & Hub



- Einstein Rx – Real-time analytics for prescribers, payers, and pharmacies
- Eligibility, enrollments, denials, adherence—all automated
- AI Prior Auth, AI Benefit Verification, AI Copay Assistance
- First-party data capture + predictive cost containment insights
- HubRx AI – AI Technology Based SaaS, membership, licensing based monthly fees and services

